EXHIBIT 10.2

RESTRICTED UNIT PURCHASE AGREEMENT, dated as of              (this “Agreement”), between HUGHES NETWORK SYSTEMS, LLC, a Delaware limited liability company (the “Company”); and                      (the “Purchaser”).

WHEREAS, the parties hereto are entering into this Agreement to provide for the Company’s issuance and sale of certain equity securities to the Purchaser and to set forth certain other agreements between them.

NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as set forth below.

Section 1.    Definitions.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth below.

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person and/or one or more affiliates thereof.

“Board” means the Board of Managers of the Company. Any calculation, determination, election or decision of the Board hereunder shall be made by the Board excluding the Purchaser if the Purchaser is a member of the Board at such time.

“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are not required to be open in New York, New York.

“Compensation Committee” means the compensation committee of the Board.

“Control” (including, with correlative meaning, the terms “Controlling”, “Controlled by” and “under common Control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Documents” means this Agreement, the Employment Agreement (together with the conflict of interest and confidentiality agreement attached thereto), and the LLC Agreement.

“Employment Agreement” means the Employment Agreement dated as of the date hereof between the Company and the Purchaser, as amended, modified, restated or supplemented from time to time.

“Equity Securities” means (a) Restricted Units and any other Securities of the Company acquired by the Purchaser from time to time, (b) any equity Securities issued or issuable pursuant to Section 7 and (c) any equity Securities issued or issuable directly or indirectly with respect to the Securities referred to in clauses (a) and (b) above by way of conversion, distribution, dividend or split or in connection with a combination of equity interests, recapitalization, merger, consolidation or other reorganization.

“Fair Market Value” means, with respect to each Security, the fair market value thereof as determined by the Board in its reasonable good faith discretion.

“HCI” means Hughes Communications, Inc., a Delaware corporation.

“Law” means any law, treaty, convention, rule, directive, legislation, ordinance, regulatory code (including, without limitation, rules and regulations) or similar provision having the force of law or an order of any governmental entity or any self-regulatory organization.

“Lien” means and includes security interests, mortgages, liens, pledges, charges, easements, reservations, restrictions, clouds, servitudes, rights of way, options, rights of first refusal, community property interests, equitable interests, restrictions of any kind, conditional sale or other title retention agreements, any agreement to provide any of the foregoing and all other encumbrances, whether or not relating to the extension of credit or the borrowing of money, whether imposed by contract, Law, equity or otherwise.

“LLC Agreement” means the Amended and Restated Limited Liability Company Agreement dated as of April 22, 2005, among the Company, and its other members, as amended, modified, restated or supplemented from time to time.

“Person” shall be construed as broadly as possible and shall include an individual person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental authority.

“Rule 144” means Rule 144 (including Rule 144(k) and all other subdivisions thereof) promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar or successor rule then in force.

“Sale Transaction” means the consummation of (a) the transfer (in one or a series of related transactions) of all or substantially all of the Company’s consolidated assets to a Person or a group of Persons acting in concert; (b) the sale or transfer (in one or a series of related transactions) of a majority of the outstanding Securities of the Company to one Person or a group of Persons acting in concert; or (c) the merger or consolidation of the Company with or into another Person, in the case of clauses (b) and (c) above, under circumstances in which the holders of a majority of the voting power of the outstanding Securities of the Company immediately prior to such transaction own less than a majority in voting power of the outstanding Securities of the Company or the surviving or resulting corporation or acquirer, as the case may be, immediately following such transaction. A sale (or multiple related sales) of one or more Subsidiaries of the Company (whether by way of merger, consolidation, reorganization or sale of all or substantially all assets or Securities) which constitutes all or substantially all of the consolidated assets of the Company shall be deemed a “Sale Transaction.”

“Securities” means “securities” as defined in Section 2(1) of the Securities Act and includes, with respect to any Person, such Person’s capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person’s capital stock or other equity or equity-linked interests. Whenever a reference herein to Securities is referring to any derivative Securities, the rights of the Purchaser shall apply to such derivative Securities and all underlying Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative securities.

“Securities Act” means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Share Market Price” means, (x) with respect to the HCI Shares to be issued to the Purchaser in connection with an Exchange: (a) if such HCI Shares are not publicly traded or quoted at the time of determination, the fair market value of such Securities determined by the board of directors of HCI; and (b) if the HCI Shares are publicly traded or quoted at the time of determination, the per share fair market value of such Securities shall be the average closing trading price of such Securities for the twenty (20) Business Day period immediately preceding the date of determination.

“Subsidiary” means, at any time, with respect to any Person (the “Subject Person”), any other Person of which either (a) more than fifty percent (50%) of the Securities or other interests entitled to vote in the election of directors or comparable governance bodies performing similar functions or (b) more than a 50% interest in the profits or capital of such Person, are at the time owned or controlled directly or indirectly by the Subject Person or through one or more subsidiaries of the Subject Person.

“Transfer” of Securities shall be construed broadly and shall include any issuance, sale, assignment, transfer, participation, gift, bequest, distribution, or other disposition thereof, or any pledge or hypothecation thereof, placement of a Lien thereon or grant of a security interest therein or other encumbrance thereon, in each case whether voluntary or involuntary or by operation of law or otherwise. Notwithstanding anything to the contrary contained herein, Transfer shall not include the sale or transfer of Equity Securities by the Purchaser to the Company or any of its designees pursuant to the Employment Agreement or otherwise limit the Purchaser’s obligations in Section 8(b).

“Transferee” means a Person acquiring or intending to acquire Equity Securities through a Transfer.

Section 2.    Authorization of Restricted Units; Adjustments.

(a) The Company has authorized the issuance and sale to the Purchaser, upon the terms and subject to the conditions set forth in this Agreement, an aggregate of 1,500 units (the “Restricted Units”) of the Company’s Class B Units (the “Units”). For the purposes of the Employment Agreement, 50.0 percent of the Restricted Units shall be “Time Vesting Units” and 50.0 percent of the Restricted Units shall be “Performance Vesting Units.”

(b) In the event of any equity split, reverse equity split, dividend, merger, consolidation, recapitalization or similar event affecting the capital structure of the Company’s Class A Units, the number, kind and type of equity (or other property, including without limitation cash) subject to the Restricted Units shall be equitably adjusted as determined in good faith by the Compensation Committee to prevent the dilution or enlargement of the value of the Executive’s Restricted Units.

Section 3.    Issuance and Sale of Restricted Units.

At the Closing, subject to the terms and conditions hereof and in reliance upon the representations and warranties, covenants and agreements contained herein, the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, the Restricted Units for a purchase price per Restricted Unit equal to $0.01. The aggregate purchase price paid for all Restricted Units is hereinafter referred to as the “Cash Consideration”.

Section 4.    Closing.

The closing of the transactions contemplated hereby (the “Closing”) will take place simultaneously with the execution and delivery of this Agreement at the offices of O’Melveny & Myers, LLP, 7 Times Square, New York, New York 10036.

Section 5.    Deliveries at the Closing.

At the Closing, the Purchaser shall deliver to the Company (i) the Cash Consideration; (ii) a duly executed counterpart to the LLC Agreement and the Employment Agreement (together with the conflict of interest and confidentiality agreement attached thereto); and (iii) a duly executed spousal consent in the form attached hereto as Exhibit A.

Section 6.    Representations and Warranties.

(a)        Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as of the date of this Agreement as set forth below.

(i)        It is a company duly organized, validly existing and in good standing under the laws of the State of Delaware. It has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action.

(ii)        This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(iii)        The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not (A) violate any provision of Law to which the Company is subject, (B) violate any order, judgment or decree applicable to the Company or (C) conflict with, or result in a breach or default under, any term or condition of the Company’s certificate of formation or the LLC Agreement or any agreement or instrument to which the Company is a party or by which it is bound, except for such violations, conflicts, breaches or defaults that would not, in the aggregate, materially affect the Company’s ability to perform its obligations hereunder.

(iv)      No consent, approval or authorization of, or declaration to or filing with, any Person is required to be made or obtained by the Company for the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, including, the authorization, issuance and delivery of the Restricted Units.

(b)      General Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as of the date of this Agreement as set forth below.

(i)      Each Document has been duly and validly executed and delivered by the Purchaser and each Document constitutes a legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

(ii)      The execution, delivery and performance by the Purchaser of each Document and the consummation by the Purchaser of the transactions contemplated by each such Document will not (A) violate any provision of any Law to which the Purchaser is subject, (B) violate any order, judgment or decree applicable to the Purchaser or (C) conflict with, or result in a breach or default under, any term or condition of any agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, except for such violations, conflicts, breaches or defaults that would not, in the aggregate, materially affect the Purchaser’s ability to perform its obligations under each such Document.

(iii)      No consent, approval or authorization of, or declaration to or filing with, any Person is required to be made or obtained by the Purchaser for the execution, delivery and performance by the Purchaser of the Documents or the consummation by the Purchaser of the transactions contemplated the Documents.

(c)      Investment Representations of the Purchaser. The Purchaser hereby represents and warrants to the Company as of the date of this Agreement as set forth below.

(i)      The Purchaser understands that (A) the Restricted Units have not been registered under the Securities Act or registered or qualified under applicable state securities Laws by reason of their issuance by the Company in a transaction exempt from the registration and qualification requirements of the Securities Act and applicable state securities Laws, and (B) the Restricted Units issued to the Purchaser must be held by the Purchaser indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities Laws, or are exempt from such registration or qualification. The Purchaser further understands that in connection with the Transfer of the Restricted Units, that the Company may request, and if so requested the Purchaser will furnish, such certificates, legal opinions and other information as the Company may reasonably require to confirm that such share Transfer complies with the foregoing.

(ii)      The Purchaser further understands that, with respect to the Restricted Units, the exemption from registration afforded by Rule 144 (the provisions of which are known to the Purchaser) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may only afford the basis for sales only under certain circumstances and only in limited amounts.

(iii)      The Purchaser will not Transfer the Restricted Units acquired by it hereunder, except in compliance with the Documents.

(iv)      The Purchaser is acquiring the Restricted Units for its own account, for investment only and not with a view to, or an intention of, the distribution thereof in violation of the Securities Act or any applicable state securities Laws.

(v)      The Purchaser is an “accredited investor” (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act).

(vi)      The Purchaser has no need for liquidity in its investment in the Restricted Units and is able to bear the economic risk of his investment in the Restricted Units for an indefinite period of time.

(vii)      The Purchaser has been represented by counsel and/or advisors in connection with the execution and delivery of the Documents and has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Restricted Units and has had full access to or been provided with all such other information concerning the Company as he has requested.

(viii)      The Purchaser has such knowledge and experience in financial and business matters and with respect to investments in securities of privately held companies such that the Purchaser is capable of evaluating the risks and merits of his investment in the Restricted Units

(ix)      The Purchaser further understands that this Agreement is made with the Purchaser in reliance upon its representations to the Company contained in Sections 5(b) and 5(c).

(d)      Acknowledgement of Purchaser. As an inducement to the Company to issue the Restricted Units to the Purchaser and as a condition thereto, the Purchaser acknowledges and agrees as set forth below.

(i)      Neither the issuance of the Restricted Units to the Purchaser nor any provision contained in the Documents shall entitle the Purchaser to obtain employment with or remain in the employment of the Company or any of its Subsidiaries or Affiliates or affect any right the Company or any Subsidiary or Affiliate of the Company may have to terminate the Purchaser’s employment, pursuant to the Employment Agreement or otherwise, for any reason.

(ii)      The Company shall have no duty or obligation to disclose to the Purchaser, and the Purchaser shall have no right to be advised of, any material information regarding the Company or any of its Subsidiaries or Affiliates at any time prior to, upon or in connection with the repurchase of the Restricted Units upon the termination of the Purchaser’s employment with the Company and any of its Subsidiaries or Affiliates or as otherwise provided in the Documents.

(e)      The Optionee hereby acknowledges receipt of a complete copy of each of the Documents. The Optionee has reviewed each of the Documents and agrees to be bound by the terms of each of the Documents.

Section 7.      Exchange of Restricted Units.

Commencing on January 2, 2007, the Purchaser shall have the right to exchange (the “Exchange”) all of his Restricted Units which have vested in accordance with the terms of the Employment Agreement for common stock of HCI (“HCI Shares”). The number of HCI Shares to be issued to the Purchaser in connection with the Exchange shall equal the quotient obtained by dividing (x) the product of (1) the number of Vested Securities and (2) the Fair Market Value of such Vested Securities by (y) the Share Market Price. HCI shall issue such HCI Shares to the Purchaser in accordance with the terms thereof.

Section 8.      Specific Transfer Restrictions on Equity Securities.

The provisions set forth in this Section 8 shall apply to the Purchaser and any Transferee of the Purchaser (other the Company or its designees).

(a)      The Purchaser acknowledges the restrictions on Transfer of the Equity Securities set forth in the LLC Agreement (including, without limitation, Section 9 thereof).

(b)      If HCI approves a Sale Transaction, the Purchaser shall consent to and raise no objections against the Sale Transaction, and if the Sale Transaction is structured as a sale of the issued and outstanding Securities of the Company (whether by merger, recapitalization, consolidation or sale or Transfer of Securities of the Company, or otherwise), then the Purchaser shall waive any dissenters rights, appraisal rights or similar rights in connection with such Sale Transaction and such Purchaser shall agree to sell his Equity Securities on the terms and conditions approved by the Board. The Purchaser shall take all necessary and desirable actions in connection with the consummation of the Sale Transaction, including, but not limited to, the execution of such agreements and instruments (including equityholder resolutions) and other actions necessary to provide the representations, warranties, indemnities, covenants, conditions, escrow agreement(s) and other provisions and agreements relating to such Sale Transaction. In the event that the Purchaser fails for any reason to take any of the foregoing actions after reasonable notice thereof, he hereby grants an irrevocable power of attorney and proxy to the Company to take all necessary actions and execute and deliver all documents deemed by the Company necessary to effectuate the terms of this Section 8(b).

(c)      If and whenever the Company proposes to register any of its Securities under the Securities Act for its own account (or otherwise), the Purchaser agrees not to effect (other than pursuant to such registration) any public sale or distribution (including, but not limited to, any sale pursuant to Rule 144 or Rule 144A of the Securities Act) of any Equity Securities or any other Securities of the Company until 180 days after (or with respect to the Company’s initial public offering of Units under the Securities Act, 270 days after), and during the twenty (20) days prior to, the effective date of such registration.

(d)      Any Transferee of Equity Securities (other than the Company or its designees) shall, as a condition to such Transfer, agree to be bound by all of the provisions of the

Documents applicable to holders of Equity Securities (including, without limitation, Sections 7 and 8 hereof).

Section 9.    Indemnification.

(a)      The Company shall indemnify, defend and hold the Purchaser harmless from and against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), relating to or arising from the untruth, inaccuracy or breach of any of the representations, warranties or covenants of the Company contained in this Agreement.

(b)      The Purchaser shall indemnify and hold the Company harmless from and against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), relating to or arising from the untruth, inaccuracy or breach of any of the representations, warranties or covenants of the Purchaser contained in this Agreement.

Section 10.    Tax Election.

(a)                THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO DECIDE IF AN ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE SHOULD BE MADE AND TO FILE TIMELY SUCH ELECTION, EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF. THE PURCHASER ACKNOWLEDGES THAT IT IS NOT RELYING ON ANY TAX ADVICE PROVIDED BY THE COMPANY OR ITS AFFILIATES, REPRESENTATIVES, CONSULTANTS OR OTHER ADVISORS, AND THE PURCHASER IS STRONGLY ADVISED TO CONSULT WITH HIS OWN TAX ADVISORS IN CONNECTION WITH THE MATTERS SET FORTH HEREIN.

Section 11.    General Provisions.

(a)      Transfers in Violation of Agreement. Any attempted Transfer of any Equity Securities in violation of the Documents shall be null and void, and the Company shall not record such Transfer on its books or treat any purported Transferee of such Equity Securities as the owner of such Equity Securities for any purpose.

(b)      Amendments; Waiver and Release. The terms and provisions of this Agreement may not be modified or amended, nor may any of the provisions hereof be waived, temporarily or permanently, except pursuant to a written instrument executed by the party to be bound by such modification or amendment. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(c)      Severability. It is the desire and intent of the parties hereto that the provisions each Document be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of any Document shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of such Document or affecting the validity or enforceability of such Document or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of such Document or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)      Entire Agreement. The Documents and the other writings referred to in the Documents or delivered pursuant to the Documents contain the entire agreement between the parties with respect to the subject matter of the Documents and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

(e)      Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Purchaser and the Company and their respective successors, permitted assigns, heirs, representatives and estates, as the case may be; provided, however, that the rights and obligations of the Purchaser under this Agreement shall not be assignable except in connection with a Transfer of Equity Securities not prohibited under the terms and provisions of the Documents. Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

(f)      Counterparts and Facsimile Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature hereunder delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

(g)      Remedies. Each of the parties to this Agreement and any such Person granted rights hereunder whether or not such Person is a signatory hereto (including, without limitation, HCI) shall be entitled to enforce its rights under this Agreement specifically to recover damages and costs (including reasonable attorney’s fees) for any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party and any such Person granted rights hereunder whether or not such Person is a signatory hereto (including, without limitation, HCI) may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or other injunctive relief (without posting any bond or deposit) in order to enforce or prevent any violations of the provisions of this Agreement. HCI shall be a third party beneficiary of the rights of the Company hereunder.

(h)      Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and sufficient if delivered in accordance with the provisions set forth in the Employment Agreement.

(i)      Construction. The use in this Agreement of the term “including” means “including, without limitation.” The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

(j)      WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED OR HAD THE OPPORTUNITY TO REVIEW THIS WAIVER WITH ITS RESPECTIVE LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(k)      GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAWS OR PRINCIPLES THEREOF THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. WITH RESPECT TO ANY LAWSUIT OR PROCEEDING ARISING OUT OF OR BROUGHT WITH RESPECT TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, EACH OF THE PARTIES HERETO IRREVOCABLY (a) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL AND DELAWARE STATE COURTS LOCATED IN THE COUNTY OF DELAWARE IN THE STATE OF DELAWARE; (b) WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE

LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT; (c) WAIVES ANY CLAIM THAT SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (d) FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY.

(l)      Survival of Representations and Warranties. All representations, warranties and agreements contained herein shall survive for the consummation of the transactions contemplated hereby, indefinitely.

(m)      Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby. Without limiting the foregoing each party shall use its commercially reasonable efforts, and the other parties shall cooperate with such efforts, to obtain any consents, orders, authorizations and approvals of, or effect the notification of or filing with each Person, whether private or governmental, whose consent or approval is or may be required to permit the consummation of, and give full effect to, the transactions contemplated hereby.

*    *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this Restricted Unit Purchase Agreement as of the date first written above.

Company:

HUGHES NETWORK SYSTEMS, LLC

By:	Hughes Communications, Inc.,
its Managing Member

By:
Name:
Title:

Purchaser:

Exhibit C-1

EXHIBIT A

SPOUSAL ACKNOWLEDGMENT

The undersigned spouse of the Purchaser has read and hereby approves the foregoing Documents (as defined in the Restricted Unit Purchase Agreement dated as of April 23, 2005 (the “Restricted Units Agreement”), between the Purchaser and the Company). In consideration of the Company’s granting the Purchaser the right to acquire the Restricted Units in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of the Documents, including (without limitation) the right of the Company (or its respective assigns) to repurchase any of the Equity Securities pursuant to the terms of the Employment Agreement.

Capitalized terms used herein and not otherwise shall have the respective meanings set forth in the Restricted Units Agreement.

Signature of Spouse

Print Name of Spouse

Exhibit A-1